UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2005

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant’s telephone number, including area code)

Item 2.02   Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On February 2, 2005, CNET Networks, Inc. (CNET) announced via press release CNET’s preliminary results for its fourth quarter and year ended December 31, 2004. A copy of CNET’s press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)     Exhibits.

        The following exhibit is furnished with this report on Form 8-K:

        99.1        Press release dated February 2, 2005 by CNET Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005

CNET Networks, Inc. By: /s/ DOUGLAS N. WOODRUM —————————————— Name: Douglas N. Woodrum Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press release dated February 2, 2005 by CNET Networks, Inc.